The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 26, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)






                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

         On November 26, 1997, Integon Corporation (the "Company") issued a press release announcing the expiration of the consent solicitation period related to the tender offer for the company's 8% Senior Notes due 1999, 9 1/2% Senior Notes due 2001 and the 10 3/4% Capital Securities Series B of Integon Capital I. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.  Exhibits

         (c)      Exhibits.

                    Exhibit Number          Description

                           99.1 Press Release dated November 26, 1997 issued by the Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGON CORPORATION



       November 26, 1997                  By:   /s/ Steven C. Andrews
       ----------------                         ----------------------
            Date                                Steven C. Andrews
                                                Executive Vice President &
                                                Chief Operating Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                Description                      Page No.
--------------                -----------                      --------

     99.1            Press Release dated November 26, 1997        5
                     issued by the Company

                                  Exhibit 99.1
                                  ------------

                     PRESS RELEASE DATED NOVEMBER 26, 1997
                             ISSUED BY THE COMPANY

                                  Exhibit 99.1

Press Release

                                                             November 26, 1997

                   INTEGON CONSENT SOLICITATION PERIODS EXPIRE


For Immediate Release

November 26, 1997 -- Integon Corporation announced that as of 5:00 p.m. New York City time, on November 25, 1997 it has received consents and tenders from registered holders representing more than a majority in principal amount of its 8% Senior Notes due 1999 and 9 1/2% Senior Notes due 2001, and a majority in liquidation amount of the 10 3/4% Capital Securities, Series B of Integon Capital I, a Delaware business trust (collectively, the "Securities"). The Securities are subject to concurrent cash tender offers and consent solicitations, which commenced on November 12, 1997.

Following the expiration of the consent solicitation periods at 5:00 p.m., New York City time, on November 25, 1997, Integon Corporation shall execute the supplemental indentures reflecting the proposed amendments to the Indentures governing the Securities. These amendments substantially modify or eliminate restrictive covenants in the Indentures, and they will become operative if and when Integon Corporation purchases the Securities upon completion of the tender offers. Holders of untendered Securities will be bound by the amendments if and when they become operative.

As previously announced, the tender offers will expire at midnight, New York City time, on Wednesday, December 10, 1997, unless extended. Holders may tender their Securities until such expiration time. Security holders must consent to the proposed amendments in order to validly tender. Holders tendering after 5:00 p.m., New York City time, on November 25, 1997, will not be entitled to receive the consent payment. Payments will be paid on the third trading day following the expiration of the applicable tender offer.

Morgan Stanley Dean Witter is the dealer manager for the tender offers. Questions regarding the terms of the tender offers may be forwarded to Morgan Stanley at 800-624-1808. Copies of the offer documents may be obtained by calling D.F. King & Co. at 800-290-6424.

This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offers are only made pursuant to the offering documents.

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